SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2023
Segment Information [Abstract]
SEGMENT INFORMATION

14. SEGMENT INFORMATION

The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”) for making decisions, allocating resources and assessing performance. The Company’s CODM has been identified as the Chief Executive Officer of the Company, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Company.

Based on management’s assessment, the Company determined that it has only one operating segment and therefore one reportable segment as defined by ASC 280, which is facilitating technical service and sales income. All of the Company’s net revenues were generated in the PRC and Hong Kong.